EXHIBIT 99.5


                  THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT


     THIS THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Amendment") is entered into as of September 5, 2001, by and between SYLVAN LEARNING SYSTEMS, INC., a Maryland corporation ("Buyer"), and CALIBER LEARNING NETWORK, INC., a Maryland corporation ("Seller").

     WHEREAS, Buyer and Seller are parties to that certain Asset Purchase Agreement dated as of August 13, 2001 (the "Asset Purchase Agreement"), as amended by that certain Amendment to Asset Purchase Agreement, dated as of August 23, 2001, and that certain Second Amendment to Asset Purchase Agreement, dated as of September 4, 2001, pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase, the "Purchased Assets" (as defined therein; all capitalized terms used herein shall have the respective meanings set forth in the Asset Purchase Agreement), on the terms and subject to the conditions set forth therein;

     WHEREAS, Section 6.9 of the Asset Purchase Agreement, as amended, currently provides that Buyer's obligation to purchase the Purchased Assets is subject to Buyer's satisfactory completion of its Due Diligence Review, and that Buyer will be deemed to have irrevocably waived such condition unless Buyer gives written notice to Seller that the Due Diligence Review is not satisfactory to Buyer at or before 11:59 p.m. on September 5, 2001; and

     WHEREAS, Buyer has been diligently conducting the Due Diligence Review, and Seller and Buyer have agreed that Buyer needs additional time to finish such review, and consequently, Buyer and Seller have agreed to execute this Amendment.

     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. AMENDMENT TO ASSET PURCHASE AGREEMENT. Te Asset Purchase Agreement, as previously amended, is hereby further amended as follows:

        (a) By deleting each of the references to "September 5, 2001" in Sections 5.3 and 6.9 thereof, as amended, and substituting, in lieu thereof, "September 6, 2001";

        (b) By deleting the reference to "September 6, 2001" in Section 10.1(c)(iii) thereof, as amended, and substituting, in lieu thereof, "September 7, 2001"; and

        (c) By deleting the reference to "September 6, 2001" in Schedule 2.1(d) thereof, as amended, and substituting, in lieu thereof, "September 7, 2001."

     2. CONTINUED EFFECT. The Asset Purchase Agreement, as amended by this Amendment, shall continue in full force and effect in accordance with its terms.


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     3. MISCELLANEOUS.  This Amendment shall be binding upon, and shall inure to the benefit of, each of the parties hereto, and their respective successors and assigns. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

WITNESS/ATTEST:                        SYLVAN LEARNING SYSTEMS, INC.



                                       By: /s/ SEAN R. CREAMER            (SEAL)
----------------------------------        --------------------------------
                                          Name:   Sean R. Creamer
                                          Title:  Vice President, Corporate
                                                  Finance, Interim Chief
                                                  Financial Officer


                                       CALIBER LEARNING NETWORK, INC.,
                                         as debtor in possession



                                       By: /s/ GLEN M. MARDER             (SEAL)
----------------------------------        --------------------------------
                                          Name:   Glen M. Marder
                                          Title:  President, Chief Financial
                                                  Officer















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